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                                                                  Exhibit 99 (a)

                                  CERTIFICATION

           In connection with the Form 10-K of The J. M. Smucker Company for the year ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

                  (1)      The Report fully complies with the requirements of
                           Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The J. M. Smucker Company and will be retained by The J. M. Smucker Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  July 24, 2003

                                 /s/  Timothy P. Smucker
                                 ---------------------------
                                 Name:  Timothy P. Smucker
                                 Title: Co-Chief Executive Officer


                                 /s/  Richard K. Smucker
                                 ---------------------------
                                 Name:  Richard K. Smucker
                                 Title: Co-Chief Executive Officer and
                                        Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as a part of this report or as a separate disclosure document.